UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2024

HWH International Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41254	87-3296100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 210 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 971-3955

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HWH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 24, 2024, HWH International Inc. (the “Company”) entered into a Stock Purchase Agreement with Alset Inc. (“Alset”), pursuant to which Alset agreed to purchase 1,300,000 shares of the Company’s common stock (the “Shares”) for a total of $585,000, representing a purchase price of $0.45 per share. Alset is the majority shareholder of the Company, and immediately prior to the effectiveness of the Stock Purchase Agreement, Alset directly and through its subsidiaries owned 88.8% of the issued and outstanding shares of HWH common stock.

Following this investment, Alset directly and through its subsidiaries will now own 90.1% of the issued and outstanding shares of HWH common stock.

Our Chairman, Chan Heng Fai, is also the Chairman, Chief Executive Officer and majority stockholder of Alset. In addition, the three other members of our board of directors are also directors of Alset, and two of our officers are also officers or directors of Alset.

Alset’s investment is intended to support the growth and development of HWH. The Company believes that this investment of additional funds into HWH is in the best interests of each of Alset and the Company.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Stock Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities

The disclosures set forth in Item 1.01 above are hereby incorporated into this Item 3.02 by reference. The 1,300,000 shares of the Company’s common stock sold pursuant to the Stock Purchase Agreement described herein are restricted securities under the Securities Act of 1933, and have been issued in reliance upon the safe harbor provided by Rule 506 of Regulation D.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Stock Purchase Agreement with Alset Inc. dated December 24, 2024.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2024	HWH INTERNATIONAL INC.

	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Chief Financial Officer